UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   November, 4, 2010 (November 1, 2010)

TC POWER MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Ave, 14th Floor
New York, New York 10022
(Address of principal executive offices) (Zip Code)

(212) 588-0022
Company’s telephone number, including area code

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On November 1, 2010, the Company enacted a 4:1 forward stock split changing the issued and outstanding number of common shares to 24,483,400 from 6,120,850.  Those shareholders holding their shares electronically need not take any action to register a change in their share ownership.  Those shareholders holding their shares in certificated form may submit their certificate to our transfer agent to receive a new certificate showing the post-split number of shares represented by that certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TC Power Management Corp

Dated:  November 4, 2010

By:  /s/ Steven A. Sanders
Name: Steven A Sanders
Title:  Chief Executive Officer